UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

Aeries Technology, Inc. (f/k/a Worldwide Webb Acquisition Corp.)

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 6, 2023 (the “Closing”), the registrant, Aeries Technology, Inc., a Delaware corporation (f/k/a Worldwide Webb Acquisition Corp., a Cayman Islands exempted company) consummated the previously announced transaction pursuant to that certain Business Combination Agreement, dated as of March 11, 2023, by and among Worldwide Webb Acquisition Corp. (“WWAC”), WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC, and AARK (defined below).

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Current Report on Form 8-K of the Company, filed on November 13, 2023 (the “Original Form 8-K”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Form 8-K). This Amendment No. 1 is being filed to include the financial statements of ATI for the six months ended September 30, 2023, including pro forma financial statements as of such time period and to update the Security Ownership of Certain Beneficial Owners and Management to include Class A ordinary shares issuable within 60 days pursuant to the Exchange Agreements, which were inadvertently omitted, and to include, as exhibits, various employment agreements with officers.

This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Form 8-K. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Defined Terms

Unless the context otherwise requires, “ATI,” “we,” “us,” “our,” “Registrant,” and the “Company” refer to Aeries Technology, Inc., a Cayman Islands exempted company (f/k/a Worldwide Webb Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to WWAC refer to the Company, prior to the Closing. Unless the context otherwise requires, references to “AARK” and “Aeries” means Aark Singapore Pte. Ltd., a Singapore private company limited by shares or Aeries Technology Group Business Accelerators Pvt. Ltd., an Indian private company limited by shares, respectively. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) by WWAC on October 17, 2023 (the “Proxy Statement/Prospectus”) in the section titled “Selected Definitions” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Class A ordinary shares as of November 29, 2023 by:

●	each person known by Aeries to be the beneficial owner of more than 5% of Aeries’ outstanding ordinary shares;

●	each of Aeries’ current directors and named executive officers;

●	all of Aeries’ current directors and executive officers as a group; and

●	the Class V Shareholder.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants, within 60 days of November 29, 2023, the most recent practicable date prior to the date of this Prospectus. Shares subject to warrants that are currently exercisable or exercisable within 60 days of November 29, 2023, the most recent practicable date prior to the date of this Prospectus, are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to Aeries, Aeries believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Class A ordinary shares Beneficially Owned	% of Class A ordinary shares Beneficially Owned	Voting % in Aeries
Name and Address of Beneficial Owners
Five percent holders:
Sandia Capital Management, LP(1)	1,500,000	9.8%	7.3%
Innovo Consultancy DMCC(2)	5,638,530	37.0%	27.4%
Sea Otter(3)	1,458,500	9.6%	7.1%
YA II PN, Ltd.(4)	961,667	6.3%	4.7%
Meet Atul Doshi(5)	-	-	26.0%

Named Executive Officers and Directors(6)
Sudhir Appukuttan Panikassery(7)	1,207,397	7.3%	5.4%
Unni Nambiar(8)	340,412	2.2%	1.6%
Bhisham (Ajay) Khare(10)	340,388	2.2%	1.6%
Daniel S. Webb	560,000	3.7%	2.7%
Narayan Shetkar	-	-	-
Venu Raman Kumar(2)(9)	10,130,609	51.3%	38.0%
Rajeev Gopala Krishna Nair	-	-	-
Alok Kochhar	-	-	-
Biswajit Dasgupta	-	-	-
Nina B. Shapiro	-	-	-
Ramesh Venkataraman	-	-	-
All named executive officers and directors (11 individuals)(11)	12,578,806	58.1%	43.0%

(1)	The business address of Sandia Investment Management, LP (“Sandia”) is 201 Washington Street, Boston, MA 02108. Consists of Class A ordinary shares allocated to investors managed by Sandia. Sandia Investment Management LLC is the general partner of Sandia. Tim Sichler serves as Founder and CIO of the general partner of Sandia, and in such capacity may be deemed to be the beneficial owner having shared voting power and shared investment power over the securities held by Sandia.
(2)	The business address of Innovo Consultancy DMCC is Unit No: 1874, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, PO Box 62693, Dubai, United Arab Emirates. Venu Raman Kumar, the Chairman of the Board, is the sole owner of Innovo.
(3)	Owned of record by Sea Otter Securities Group, LLC (“Sea Otter Securities”) and Sea Otter Trading LLC (“Sea Otter Trading”). The business address of each of Sea Otter Securities and Sea Otter Trading is 107 Grand St., New York, NY 10013. Sea Otter Advisors LLC is the Advisor of Sea Otter Trading LLC and has investment and dispositive power over the shares and warrants held by these entities. Peter Smith and Nicholas Fahey are the Managing Members of Sea Otter Advisors, LLC and may be deemed to have voting and investment control with respect to the shares held by these entities.
(4)	The business address of YA II PN, Ltd. is 1012 Springfield Ave, Mountainside, NJ 07092. YA II PN, Ltd. is a fund managed by Yorkville Advisors Global, LP (“Yorkville LP”). Yorkville Advisors Global II, LLC (“Yorkville LLC”) is the General Partner of Yorkville LP. All investment decisions for YA II PN, Ltd. are made by Yorkville LLC’s President and Managing Member, Mr. Mark Angelo.
(5)	Meet Atul Doshi is the sole beneficial owner of and has dispositive voting power of the Class V ordinary share held of record by NewGen Advisors and Consultants DWC-LLC. The Class V ordinary share has no economic rights, but has voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by the Sole Shareholder of AARK ordinary shares for Class A ordinary shares pursuant to the AARK Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Board, and (2) in certain circumstances, including the threat of a hostile change of control of ATI, 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class. The business address of the Class V Shareholder is 707 Al Baha, Al Mankhoot, Dubai, UAE.
(6)	Unless otherwise noted, the business address of each of the directors and officers is 60 Paya Lebar Road, #08-13 Paya Lebar Square, Singapore.
(7)	Includes 1,207,397 Class A ordinary shares that may be issued upon exchange of Aeries Shares pursuant to the Aeries Exchange Agreement within 60 days of November 29, 2023.
(8)	Includes 340,412 Class A ordinary shares that may be issued upon exchange of Aeries Shares pursuant to the Aeries Exchange Agreement within 60 days of November 29, 2023.
(9)	Includes 4,492,079 Class A ordinary shares that may be issued upon exchange of AARK Ordinary Shares pursuant to the AARK Exchange Agreement within 60 days of November 29, 2023.
(10)	Includes 340,388 Class A ordinary shares that may be issued upon exchange of Aeries Shares pursuant to the Aeries Exchange Agreement within 60 days of November 29, 2023.
(11)	Includes 6,380,276 Class A ordinary shares following the exchange of Aeries Shares and AARK Ordinary Shares pursuant to the Exchange Agreements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements with Officers

Employment Agreement with Daniel Webb

On November 6, 2023, Aeries Technology Solutions, Inc. (“Aeries Solutions”), a wholly-owned subsidiary of the Company, entered into an Employment Agreement with Daniel Webb (the “Webb Employment Agreement”) effective as of November 6, 2023. The material terms of the Webb Employment Agreement are summarized below.

Salary and Annual Bonus. As of November 6, 2023, Mr. Webb’s initial base salary will be $400,000. For the 2023 fiscal year and each fiscal year after, Mr. Webb will be eligible to receive a target bonus of up to 40% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors of Aeries Solutions.

Benefits. In addition, Mr. Webb will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of Aeries Solutions, subject to eligibility requirements.

Initial Grant. Mr. Webb is eligible for a grant of an initial award of 1,000,000 Class A ordinary shares and 200,000 options per year subject to time and performance based vesting standards pursuant to the Plan and as determined by the Board of Directors of Aeries Solutions.

Effect of Termination. In the event of Mr. Webb’s death or disability during the term, the estate of Mr. Webb shall be entitled to receive any accrued amounts or accrued benefits required to be paid or provided or which Mr. Webb is eligible to receive under any plan, program, policy, practice, contract or agreement of Aeries Solutions at the times provided under the applicable plan, program, policy, practice, contract or agreement of Aeries Solutions (the “Accrued Amounts”).

If, during the term, Aeries Solutions terminates Mr. Webb’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Webb Employment Agreement), then Mr. Webb will be entitled to receive any Accrued Amounts and an amount equal to 12 months of his base salary and an amount equivalent to his annual benefits, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

Restrictive Covenants. The Webb Employment Agreement contains certain restrictive covenants that apply during and after Mr. Webb’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Webb Employment Agreement also includes a non-competition agreement for a one-year period.

Employment Agreement with Narayan Shetkar

On November 6, 2023, AARK entered into an Employment Agreement with Narayan Shetkar (the “Shektar Employment Agreement”) effective as of November 6, 2023. The material terms of the Shektar Employment Agreement are summarized below.

Salary and Annual Bonus. As of November 6, 2023, Mr. Shektar’s initial base salary will be $300,000. For the 2023 fiscal year, Mr. Shektar is entitled to such annual bonus opportunity as described in his consulting agreement with the Company in effect immediately prior to November 6, 2023. Commencing with the 2024 fiscal year, Mr. Shektar will be eligible to receive a target bonus of up to 50% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors of AARK.

Benefits. In addition, Mr. Shektar will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of AARK, subject to eligibility requirements.

Initial Grant. Mr. Shektar is eligible for a grant of a total of 350,000 options subject to time and performance based vesting standards pursuant to the Plan and as determined by the Board of Directors of AARK.

Effect of Termination. In the event of Mr. Shektar’s death or disability during the term, the estate of Mr. Shektar shall be entitled to receive any accrued amounts or accrued benefits required to be paid or provided or which Mr. Shektar is eligible to receive under any plan, program, policy, practice, contract or agreement of AARK at the times provided under the applicable plan, program, policy, practice, contract or agreement of AARK (the “Accrued Amounts”).

If, during the term, AARK terminates Mr. Shektar’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Shektar Employment Agreement), then Mr. Shektar will be entitled to receive any Accrued Amounts and an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

Restrictive Covenants. The Shektar Employment Agreement contains certain restrictive covenants that apply during and after Mr. Shektar’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Shektar Employment Agreement also includes a non-competition agreement for a one-year period.

The foregoing description of the terms of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreements, a copy of each are attached hereto as Exhibits 10.5 and 10.6 and are incorporated herein by reference.

Item 8.01. Other Events.

The descriptions of the terms of the employment agreements with Sudhir Appukuttan Panikassery, Rajeev Gopala Krishna Nair, Bhisham Khare and Unnikrishnan Nambiar filed with the Company’s Original Form 8-K are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited consolidated financial statements of AARK as of and for the six months ended September 30, 2023 and 2022 and the related notes are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated by reference herein is the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of AARK.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of ATI as of September 30, 2023 and for the year ended December 31, 2022 and for the six months ended September 30, 2023 are attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated November 6, 2023 by and between Aark Singapore Pte. Ltd. and Mr. Sudhir Appukuttan Panikassery.
10.2	Employment Agreement dated November 6, 2023 by and between Aeries Technology, Inc. and Mr. Bhisham Khare.
10.3	Employment Agreement dated November 6, 2023 by and between Aeries Technology, Inc. and Mr. Rajeev Gopala Krishna Nair.
10.4	Employment Agreement dated November 6, 2023 by and between Aeries Technology, Inc. and Mr. Unnikrishnan Balakrishnan Nambiar.
10.5	Employment Agreement dated November 6, 2023 by and between Aeries Technology, Inc. and Mr. Daniel Webb.
10.6	Employment Agreement dated November 6, 2023 by and between Aark Singapore Pte. Ltd. and Mr. Narayan Shetkar.
99.1	Unaudited consolidated financial statements of AARK as of and for the six months ended September 30, 2023 and 2022.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of AARK.
99.3	Unaudited pro forma condensed consolidated financial statements of the company as of September 30, 2023 and for the year ended December 31, 2022 and March 31, 2023 and for the six months ended September 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2023	AERIES TECHNOLOGY, INC. A Cayman Islands exempted company

	By:	/s/ Sudhir Appukuttan Panikassery
	Name:	Sudhir Appukuttan Panikassery
	Title:	Chief Executive Officer and Director